Exhibit 99.1

Cypress Semiconductor Contact:

Brad Buss

EVP Finance and CFO

408-943-2754

Joseph L. McCarthy

VP Corporate Communications

408-943-2902

jmy@cypress.com

NetLogic Microsystems Contact:

Mike Tate

VP and CFO

650-961-6676 x 108

Leslie Green

Investor Relations

650-312-9060

ir@netlogicmicro.com

NetLogic Microsystems Acquires Cypress’s Network Search Engine Assets Targeting High-Volume Desktop Switching

Acquisition Positions NetLogic Microsystems as the World’s Largest Provider

of Knowledge-Based Processors and Network Search Engines

SAN JOSE, Calif., and MOUNTAIN VIEW, Calif. – Aug. 29, 2007 – Cypress Semiconductor Corp. [NYSE: CY], the leader in programmable solutions, and NetLogic Microsystems, Inc. [NASDAQ: NETL], a leader in the design and development of knowledge-based processors, today announced that they have signed and closed a definitive agreement whereby NetLogic Microsystems has acquired certain assets associated with Cypress’s network search engine products targeting the high-volume desktop switching market. Upon closing, NetLogic Microsystems paid Cypress $12 million in cash plus the cost of inventory.

“The sale of our network search engine assets is part of our overall strategy to focus on programmable products and solutions,” said T.J. Rodgers, president and CEO of Cypress. “By working with NetLogic Microsystems, the leader in the knowledge-based processor and network search engine market, we are ensuring that our customers will continue to be fully supported with these products moving forward.”

“The desktop switching market is on the cusp of significant growth in the coming years, and we’re excited to participate in this growth through the combination of Cypress products resulting from this acquisition and our NETLite™ processors,” said Ron Jankov, president and chief executive officer at NetLogic Microsystems. “The acquisition enhances our comprehensive product portfolio and strengthens our leadership in enterprise, service-provider and datacenter end-markets.”

With the addition of Cypress’s portfolio of advanced, innovative products for desktop switching, NetLogic Microsystems now holds the industry’s most complete and most advanced portfolio of knowledge-based processors and network search engine solutions, spanning Layer 2 through Layer 7 networking. This uniquely positions NetLogic Microsystems to provide all-layer high speed packet acceleration technologies to a broad range of networking and Web 2.0-enabling internet infrastructure, including security appliances, WAN accelerators, application accelerators, core and metro routers, high-end enterprise and desktop switches.

The acquisition expands NetLogic Microsystems’ revenue base and extends its market leadership into the desktop switching market segment. This provides NetLogic Microsystems with the scale and scope to further expand its R&D investments for continued innovation leadership, and to continue to deliver its best-in-class products and solutions to the networking and communications industries. NetLogic Microsystems expects the market for desktop switching search engines to experience healthy growth in the coming years, driven by the increasing adoption and expansion of advanced IP features such as quality of service (QoS) and access control lists (ACLs) in systems closer to the end user.

Cypress’s desktop switching search engine products are incorporated into the industry-leading enterprise desktop switching product family from a leading original equipment manufacturer (OEM). The desktop switching search engines from Cypress will complement NetLogic Microsystems’ leadership in knowledge-based processing, and will strengthen the company’s existing relationship with the OEM customer. In addition, NetLogic Microsystems expects to leverage significant manufacturing efficiencies to deliver high-volume scalability for its desktop switching search engine family of products.

About Cypress

Cypress delivers high-performance, mixed-signal, programmable solutions that provide customers with rapid time-to-market and exceptional system value. Cypress offerings include the PSoC Programmable System-on-Chip, USB controllers, general-purpose programmable clocks, and memories. Cypress also offers wired and wireless connectivity solutions ranging from its WirelessUSB radio system-on-chip, to West Bridge and EZ-USB FX2LP controllers that enhance connectivity and performance in multimedia handsets. Cypress serves numerous markets including consumer, computation, data communications, automotive, industrial, and solar power. Cypress trades on the NYSE under the ticker symbol CY. Visit Cypress online at www.cypress.com.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ:NETL - News), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high performance processors for a variety of advanced wireline and mobile wireless networking systems, such as routers, switches, wireless infrastructure equipment, network security appliances, network access equipment and networked storage devices. NetLogic Microsystems’ processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. Processors from NetLogic Microsystems significantly enhance the ability of networking original equipment manufacturers (OEMs), to supply network service providers with systems offering more advanced functionality for the Internet, such as high-definition video delivery over the Internet (IPTV), voice transmission over the Internet (VoIP), unified threat management (UTM), virtual private networks (VPN), rich content delivery over mobile wireless networks, and streaming video and audio. For more information about products offered by NetLogic Microsystems, call 650.961.6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

Cypress and the Cypress logo are registered trademarks of Cypress Semiconductor Corporation. NetLogic Microsystems, the NetLogic Microsystems logo and NETLite are trademarks of NetLogic Microsystems, Inc.

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Safe Harbor Statement:

Statements made in this release that are not historical in nature and that refer to NetLogic Microsystems or Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Cypress and/or NetLogic’s actual results may differ materially due to a variety of factors, including but not limited to the risks identified in our respective filings with the Securities and Exchange Commission. All forward-looking statements included in this release are based upon information available to Cypress and NetLogic Microsystems as of the date of this release, which may change, and are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. We assume no obligation to update any such forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future. We use words such as “anticipates,” “believes,” “expects,” “future,” “look forward,” “planning,” “intends” and similar expressions to identify such forward-looking statements.